CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

October 3, 2006

Date of Report

(Date of Earliest Event Reported)

Endo Networks, Inc.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2624 Dunwin Drive, Unit #3

Mississauga, Ontario, Canada L5l 3T5

(Address of principal executive offices (zip code))

(905) 820-8800

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01: Entry into a Material Definitive Agreement

Section 2 – Financial Information

Item 2.01: Completion of Acquisition or Disposition of Assets

On September 30, 2006, we sold all of our assets and shares of Endo Networks, Inc., a corporation incorporated under the laws of Canada to Mr. Peter Day, our President, CEO and sole director, pursuant to the terms of that certain Asset and Share Purchase Agreement by and between us and Mr. Day dated June 26, 2006. The Purchase Agreement was approved by our Board on June 26, 2006; a majority of our shareholders approved the Purchase Agreement at our Annual Shareholder meeting on September 5, 2006.

The Purchase Agreement was filed as Exhibit A to our Schedule 14A Information Statement, which was filed with the Securities and Exchange Commission on August 8, 2006, and is incorporated herein by reference.  The description of the Purchase Agreement contained herein and the transactions contemplated thereby do not purport to be complete and are qualified in their entireties by reference to such document.  We urge you to read the Purchase Agreement in its entirety.

The Parties to the Purchase Agreement

Endo Canada helps businesses acquire new customers and build sales and loyalty with existing customers. It uses interactive technology such as touch screen kiosks, handheld computers, and websites, combined with promotional marketing tactics to filter large numbers of consumers, to find qualified prospects, and even precondition them for a sale. Endo Canada’s services can be deployed within a business’ own retail environment, to increase sales with their own customer base by increasing frequency of visit and/or average spend with individual customers , or they can be deployed within a partner location such as an office tower or a consumer show, to find and acquire qualified new customers.

The solutions are:

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Permission based

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Integratable with legacy systems

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Scaleable

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Measurable

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Conducive to brand partnerships

Endo Canada’s areas of expertise include: Web, Kiosk, Handheld, Wireless, Loyalty, Promotional Marketing, Direct Marketing, Integration with Point of Sale, Survey, Incentive,

Sampling, and Field and Event Marketing.  Its client base includes specialty retail, general retail, food service, automotive, alcohol, energy, consumer packaged goods, entertainment, amateur sports, and telecommunications companies.  Endo Canada’s corporate head office is located at 2624 Dunwin Drive, Unit 3, Mississauga, Ontario, Canada, 20 minutes from Toronto and 60 minutes from Buffalo. We were incorporated in Texas as Discount Mortgage Services, Inc. on July 11, 2000 and in September 2001 purchased Endo Canada, which was incorporated in Ontario, Canada on January 30, 2001, in which conceptual and software development was ongoing prior to this date for approximately two years by company founders. Discount Mortgage Services Inc. (Texas) acquired Endo Canada in September, 2001. Discount Mortgage Services Inc. (Texas) underwent a name change to Endo Networks, Inc. (US) in November, 2001 and was re-domiciled to Nevada in December, 2002. As of September 30, 2006, we had 16 total employees, 10 full-time.

Mr. Day has been our President and one of our directors since 2001.  He has extensive business experience and is well equipped to own and manage our business operations.  Mr. Day attended the University of Toronto from 1989 to 1992 studying English, History and Psychology and attended Humber College in 2000 studying Telecommunications. Mr. Day's relevant work experience follows: General Manager and Partner in Down Home Satellite Programming, Inc. from 1996 to 1998; Marketing Director and General Manager for Galaxy Satellite Programming, Inc. from 1998 to 2000; Vice President Streamline Media, Inc., a computer software and web design company from 2000 to 2002; Vice President and General Manager for Endo Networks, Inc. from 2000 to 2002, President for Endo Networks, Inc. 2002 to present.

Background of the Sale

Reasons for the Sale.  Since inception, we have incurred losses and had substantial trouble maintaining consistent cash flow necessary to operate our business.  As recently as our last fiscal year and quarter, we reported losses and working with a capital deficit for those same periods.  The additional investment and infrastructure we need to sustain our business and develop our operations cannot be supported by our current cash flow.  We have also been unable to, and there is no assurance that we will be able to, either (1) achieve a level of revenues adequate to generate sufficient cash flow from operations; or (2) obtain additional financing through either private placement, public offerings and/or bank financing necessary to support our working capital requirements.  In view of the foregoing, our lack of our growth and the limited platform for our future growth in our current state, our Board determined that it would be in our stockholders’ best interests to sell all of our assets to Peter Day.  In making the determination to sell all of our assets to Mr. Day, the Board gave primary consideration to Mr. Day’s familiarity with our operations and business relations.  The Board believes that Mr. Day’s knowledge of our operations would lead to an efficient and expeditious sale process.  The Board was also able to negotiate Mr. Day’s agreement to assume any liability with respect to our assets prior to the closing of the sale. Due to the foregoing advantages of selling our assets to Mr. Day, we did not solicit or receive any alternate purchase offers.  As a result of the sale, we will be a "public shell” company.  In advance of attaining this status, our Board of Directors has been evaluating the possibility of a transaction in which we would merge our “public shell” company with a privately-held operating business.  Although we are in negotiations with a potential merger candidate, we have not entered into any formal agreements to effect a merger or acquisition and cannot assure you that we will be able to effect such a merger or acquisition upon terms that we consider favorable or at all.  As a “public shell” company, we will comply all of our business and operations, including subsequent sales of our stock and mergers, in accordance with the Shell Company Release No. 33-8587 and all other applicable regulations and guidance.  Shareholders should be aware, however, that depending upon the type of transaction we ultimately pursue, we may not have to seek shareholder approval of such transaction.  As a result, shareholders may not be able to vote any new proposed transaction that our Board of Directors approves.

Our Board considered the risks and challenges facing our company in the future as compared to the opportunities available to our company in the future and concluded that the asset sale was the best alternative for maximizing value to our shareholders.  Some of the other factors our Board considered in making that determination include:

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the short-term and long-term interests of our company and our shareholders;

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the purchase price and the other terms of the Sale, including limited representations and warranties by us concerning our assets and the minimal conditions to Mr. Day’s obligation to close the sale;

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the expeditious manner in which the transaction could be completed by selling to Mr. Day;

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the liquidity concerns currently faced by our company;

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our need for additional capital to pursue strategic opportunities, to diversify;

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our ability to benefit from Mr. Day’s current involvement in our business and operations; and

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the opportunity for us to realize immediate value to fund strategic opportunities.

Description of the Sale

Assets Transferred and Liabilities Assumed.  Pursuant to the Purchase Agreement, we sold all the assets, properties and shares of Endo Canada that we own or have any right, title, or interest inchoate or otherwise, of every kind and description, wherever located, including all property tangible or intangible and real or personal, good will, processes, research and development projects, designs, patents, accounts receivable, bank accounts, cash, securities, claims, and contract rights.  As consideration for all of the assets, which currently total $553,015, and all of the shares of our subsidiary, Mr. Day will assume all of our liabilities, which currently total $919,389 (such number includes our assets of $553,015 and our excess liabilities of $366,374), except for the following excluded liabilities (i) costs or expenses connected with or resulting from the negotiation or consummation of the Purchase Agreement or the sale or transfer of assets and shares pursuant to the Purchase Agreement and (ii) any liabilities of any person or firm other than us.  We believe that selling to Mr. Day creates enough advantages, as described above, that the consideration we are receiving from him is fair and reasonable.  Due to these advantages, we did not employ any procedural safeguards, such as seeking a fairness opinion from a third party or even soliciting competing offers from other potential purchasers, in order to ensure that such consideration was fair and reasonable, so it is possible that an alternative purchaser would have provided us with additional consideration.  However, since we are looking to effect a merger or acquisition, other entities will be more attracted to effect such a transaction with us if we do not have any liabilities.  Although we did not solicit other offers, we do not believe another purchaser would have assumed all of our liabilities and given us that specific advantage, which we believe will directly increase our ability to effect a merger or acquisition, which will in turn, create more value for our shareholders.

Consequences of Owning Shares of a “Public Shell” Company

Under SEC Rule 12b-2 under the Securities Act of 1933, as amended (the “Securities Act”), we qualify as a “shell company,” now that the Sale is complete because we do not have any assets (other than cash) or operations. Many states have enacted statutes, rules and regulations limiting the sale of securities of "blank check" companies in their respective jurisdictions. We will comply with the periodic reporting requirements of the Exchange Act for so long as we are subject to those requirements.

Recent amendments to Form 8-K by the Securities and Exchange Commission regarding shell companies and transactions with shell companies require the filing of all information about an acquired company that would have been required to have been filed had any such company filed a Form 10 or 10-SB Registration Statement with the Securities and Exchange Commission, along with required audited, interim and pro forma financial statements, within four business days of the closing of any such transaction. These new regulations also deny the use of Form S-8 for the registration of securities of a shell company, and limit the use of this Form to a reorganized shell company until the expiration of 60 days from when any such entity is no longer considered to be a shell company. The additional time and costs that may be incurred by the potential target company to prepare the necessary audited financial statements and other information may significantly delay or essentially   preclude consummation   of an otherwise   desirable acquisition.

The Wulff Letter, as discussed below can restrict the free tradability of certain shares issued to our promoters or affiliates in any transaction with respect to resales, other than pursuant to an effective registration statement filed with the Securities and Exchange Commission. We would expect the definition of these applicable persons to be liberally construed to promote the findings set out in the Wulff Letter.

Restrictions on Sales of Certain “Restricted Securities”

Generally, “restricted securities” can be resold under Rule 144 once they have been held for at least one year (subparagraph (d) thereof), provided that the issuer of the securities satisfies the “current public information” requirements (subparagraph (c)) of the Rule; no more than 1% of the outstanding securities of the issuer are sold in any three month period (subparagraph (e)); the seller does not arrange or solicit the solicitation of buyers for the securities in anticipation of or in connection with the sale transactions or does not make any payment to anyone in connection with the sales transactions except the broker dealer who executes the trade or trades in these securities (subparagraph (f)); the shares are sold in “broker’s transactions” only (subparagraph (g)); the seller files a Notice on Form 144 with the Securities and Exchange Commission at or prior to the sales transactions (subparagraph (h)); and the seller has a bona fide intent to sell the securities within a reasonable time of the filing. Once two years have lapsed, assuming the holder of the securities is not an “affiliate” of the issuer, unlimited sales can be made without further compliance with the terms and provisions of Rule 144. All of our “restricted securities” have been held for in excess of one year.

In January, 2000, Richard K. Wulff, the Chief of the Securities and Exchange Commission’s Office of Small Business, wrote a letter to Ken Worm, the Assistant Director of the OTC Compliance Unit of NASD Regulation, Inc. Many members of the securities community have come to refer to that letter as the “Wulff letter.”

The Wulff letter was written in response to a request for guidance from Mr. Worm. In his request, Mr. Worm had referred to several situations in which non-affiliate stockholders of “blank check” or “shell company” issuers had sought to treat their shares as “free-trading” or unrestricted securities. As defined in the Wulff letter, a blank check or public shell company is “a development stage company that has no specific business plan or purpose or has indicated its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person.”

Citing the concerns of the United States Congress and the Securities and Exchange Commission over potential fraud and market manipulations involving blank check and public shell companies, the Wulff letter stated that affiliates of such issuers, as well as transferees of their securities, are “underwriters” with respect to such securities. Accordingly, transactions in these companies’ securities by promoters, affiliates or their transferees do not fall within the scope of the Rule 144 “safe harbor” resales for securities that have been beneficially owned for at least one year and that satisfy informational and certain other requirements of the Rule, or the Section 4(1) exemption from registration for resales under the Securities Act of 1933, as amended (the “Securities Act”), that exempts sales by persons other than “an issuer, underwriter or a dealer.” As a result, it is the position of the Securities and Exchange Commission that these securities may be resold by these persons only pursuant to registration under the Securities Act. According to the Wulff letter, this restriction would continue to apply even after the blank check or public shell company completes a merger or acquisition transaction with an operating entity.

Now that the Sale is complete and we are a “public shell” company, any issuances of our shares to any of our promoters or affiliates, and their transferees, will likely be subject the restrictions imposed by the Wulff letter.

We believe the Wulff Letter will be liberally construed to promote its purposes as discussed herein and therein. The full text of the Wulff Letter can be examined in the CCH Federal Securities Law Reporter, 1999-2000 Decisions, Paragraph No. 77,681, issued under the name "NASD Regulation, Inc."

Use of Proceeds from the Sale

Since Mr. Day assumed all of our liabilities in exchange for all of our assets and shares of Endo Canada, there are no proceeds from the sale.  The assumption of our liabilities is the only consideration we received from the Sale.

Other Material Terms of the Asset Sale Agreement

Representations and Warranties.    The Purchase Agreement contains customary representations and warranties from us to Mr. Day relating to, among other things: our financial position, our corporate standing, our title to all of our and Endo Canada’s property, and our accounts receivable.

Conditions to the Closing.    In addition to the customary closing conditions contained in the Purchase Agreement, we were required to obtain the affirmative vote of a majority of our shareholders to approve the Purchase Agreement and the Sale contemplated thereby, which we obtained.

 Indemnification.  We will indemnify, defend and hold Mr. Day harmless against and in respect of any and all liabilities including interest, penalties and reasonable attorneys' fees, that he incurs or suffers, which arise or result from, or relate to (i) any breach by us of any of our representations or warranties contained in the Purchase Agreement, or our failure to perform any covenant or agreement contained therein, (ii) any and all claims of whatever nature, asserted (with or without the commencement of  legal action) against Mr. Day with respect to the excluded liabilities (as defined in the Purchase Agreement) and (iii) any and all claims, demands, damages, costs and expenses, including reasonable attorney fees for the defense of such claims.  Mr. Day will indemnify, defend and hold us harmless against and in respect of any and all liabilities, including interest, penalties and reasonable attorneys' fees, that Mr. Day incurs or suffers, which arise or result from, or relate to the breaches and claims described above in (i) and (ii), respectively.

Interests of Our Directors and Officers in the Sale

Mr. Day, our current President, CEO and director, as buyer, will own all of our assets and shares of Endo Canada after the Sale.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

(a)

Financial statements of Endo Networks, Inc.

The Audited Financial Statements for Endo Networks, Inc. as of September 30, 2005 and 2004 are included following this Item 9.01.*

The Unaudited Financial Statements for Endo Networks, Inc. as of March 31, 2006, are included following this Item 9.01.*

(b)

Pro Forma financial information

The Unaudited Pro Forma Financial information of Endo Networks, Inc. for the period ended March 31, 2006, September 30, 2005 and September 30, 2004 related to the asset sale are included following this item 9.01*.

* Previously filed on Schedule 14A dated August 8, 2006.

(c) Exhibits

Exhibit No.

Description

10.1	Asset and Share Purchase Agreement between Registrant and Peter B. Day (Incorporated by Reference to Exhibit A of Registrant’s Schedule 14A filed with the SEC on August 8, 2006.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2006		Endo Networks, Inc.

	By:	/s/ Peter B. Day
Peter B. Day Chief Executive Officer